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                                                                   Exhibit 10(m)

                                First Amendment
                                      to
                 Amended and Restated Restructuring Agreement
                    between Zenith Electronics Corporation
                            and LG Electronics Inc.

          First Amendment, dated as of September 15, 1999, to the Amended and Restated Restructuring Agreement, dated as of June 14, 1999, between Zenith Electronics Corporation (the "Company") and LG Electronics Inc. ("LGE"). Capitalized terms used herein without definition shall have the meaning set forth in the Amended and Restated Restructuring Agreement (the "Restructuring Agreement").

          WHEREAS, the Company and LGE have decided to amend the Restructuring Agreement in order to facilitate the consummation of the transactions to occur on the Closing Date;

          NOW, THEREFORE, in consideration of the premises herein set forth, the parties agree as follows:

          1.   Section 2(a) of the Restructuring Agreement is hereby amended by:

               (a) deleting the word "purchase" in the first sentence and substituting in its place the word "acquire"; and

               (b) adding the following language to the end of Section 2(a) before the semicolon:

                   , provided, however, that the shares of New Common Stock so issued shall first be allocated to pay the principal component of all claims described in clauses (i) through (v), and the remainder of such shares, if any, shall then be allocated to pay accrued interests, if any, on such claims

          2.   Section 2(c) of the Restructuring Agreement is hereby amended by:

               (a) adding the following language between the comma and the words "(iii) an unsecured claim for all servicing fees":
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                   (iii) $11,088,755.10 of the accrued but unpaid interest on
                    ---
                   amounts owed by the Company to LGE under the Reimbursement Agreement and the Financial Support Agreement,

               and

               (b) renumbering the remaining clauses in Section 2(c).

          3. Section 2(g) of the Restructuring Agreement is hereby amended by inserting the following language between the words "the Note Agreement" and the comma immediately following such words:

               (excluding any portion of such amount referred to in Section
2(c))

          4.   Section 6.6 of the Restructuring Agreement is hereby amended by
(a) deleting the word "Closing" in the second sentence of Section 6.6 and substituting in its place the words "closing under the Reynosa Purchase Agreement" and (b) deleting the words "the Closing Date" in the second sentence of Section 6.6 and substituting in their place the words "such closing".

          5. Section 11.1(b)(i) of the Restructuring Agreement is hereby amended by deleting the words "September 15, 1999" and substituting in their place the words "November 1, 1999".

          6. The Company hereby ratifies and confirms the Restructuring Agreement, as amended pursuant to this Amendment, and agrees and confirms that the terms and conditions thereof, as amended pursuant to this Amendment, are and shall remain in full force and effect.

          7. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Delaware without giving effect to the conflict of laws rules thereof.

          8. All covenants and other agreements contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns whether so expressed or not.

          9. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        ZENITH ELECTRONICS CORPORATION

                                        By ___________________________
                                           Name:
                                           Title:

                                        LG ELECTRONICS INC.

                                        By ___________________________
                                           Name:
                                           Title:

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